EXHIBIT 23.7







CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement  on Form  S-3  (Nos.  333-62967,  333-62967-01  and  333-62967-02)  of
Metropolitan Edison Company of our report dated January 31, 2001 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 29, 2002